EXHIBIT 32(b)

Section 1350 Certifications

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph G. NeCastro, Senior Vice President and Chief Financial Officer of The E. W. Scripps Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph G. NeCastro

Joseph G. NeCastro Senior Vice President and Chief Financial Officer

April 20, 2004

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